Exhibit 99.3

Leading bispecific TCR pipeline

	Candidate	Target (HLA type)	Indication	Pre IND	Phase 1	Phase 2	Phase 3	Approved
Oncology	KIMMTRAK	gp100-A02	Uveal (ocular) melanoma					
			Adjuvant uveal (ocular) melanoma	ATOM sponsored by EORTC				
			2L+ advanced cutaneous melanoma	TEBE-AM				
	PRAME Programs	Brenetafusp (PRAME-A02)	1L advanced cutaneous melanoma	PRISM-MEL-301				
			Combos: Ovarian, NSCLC[1]					
			Combos: Additional solid tumors					
		IMC-P115C (PRAME-A02-HLE)	Multiple solid tumors					
	IMC-R117C	PIWIL1-A02	Colorectal and GI cancers					
ID*	IMC-M113V	Gag-A02	Human Immunodeficiency Virus (HIV)					
Autoimmune	IMC-S118AI	PPI x PD1-A02	Type 1 Diabetes					
	IMC-U120AI	CD1a x PD1 (non-HLA restricted)[2]	Atopic Dermatitis					

[1] NSCLC = Non-small cell lung cancer [2] Program is not HLA restricted (i.e. universal for all populations). *ID = Infectious diseases

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